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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: August 30, 1999


                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



              California               File No. 0-19231         68-0166366
   (State or other jurisdiction of  (Commission File Number)   (IRS Employer)
    Incorporated or organization)                            Identification No.)



         111 Santa Rosa Avenue, Santa Rosa, California           95404-4905
         (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800





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Item 5.  Other Events

Press releases for the following (article attached):

      Redwood Empire Bancorp announces divestiture of mortgage brokerage and mortgage banking units.












                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



            8/30/99
Date:  ___________________             REDWOOD EMPIRE BANCORP
                                            (Registrant)



                                       By:  /s/ James E. Beckwith
                                            ---------------------
                                            James E. Beckwith
                                            Executive Vice President and
                                            Chief Operating Officer


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                             FOR:                REDWOOD EMPIRE BANCORP

                             APPROVED BY:        James E. Beckwith
                                                 Executive Vice President and
                                                 Chief Operating Officer
                                                 (707) 522-5215
For Immediate Release


                 REDWOOD EMPIRE BANCORP ANNOUNCES DIVESTITURE OF
                  MORTAGE BROKERAGE AND MORTGAGE BANKING UNITS

SANTA ROSA, Calif. (August 30, 1999) -- Redwood Empire Bancorp (Nasdaq: REBC) today reported that it has entered into an agreement in principal to divest itself of its mortgage brokerage and mortgage banking units, Valley Financial and Allied Diversified Credit, effective September 10, 1999. The divestiture will take the form of an asset sale and employee transfer to Valley Financial Funding, Inc., whose shareholders include senior management of Valley Financial and Allied Diversified Credit. Valley Financial Funding, Inc. will affiliate with Prism Financial Corporation, one of the nation's largest retail mortgage originators. The Company intends to utilize Valley Financial Funding Inc. to provide mortgage lending services to its customers. "We believe that our shareholders are well served by this action," said Tom Whitaker, Chairman of Redwood Empire Bancorp.

As a result of the divestiture, Redwood Empire Bancorp will lose ninety-five employees of which sixty-three will be transferred to Valley Financial Funding, Inc. while thirty-two will be terminated by the Company. The Company will take a restructuring charge of approximately $300,000 in the third quarter, which is primarily comprised of termination benefits. Assets to be sold by the Bank include certain assets held within the mortgage banking operation. The Company will sell these assets at book value.

Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches and loan production offices in various northern California locations.

The statements contained in this release, which are not historical facts, are forward-looking statements that are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described in the Company's Securities and Exchange Commission filings.


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